Bank Owned Life Insurance and Annuities	12 Months Ended
Dec. 31, 2011
Bank Owned Life Insurance and Annuities
BANK OWNED LIFE INSURANCE AND ANNUITIES

8. BANK OWNED LIFE INSURANCE AND ANNUITIES

The Company holds bank-owned life insurance (BOLI), deferred annuities and payout annuities with a combined cash value of $14,069,000 and $13,568,000 at December 31, 2011 and 2010, respectively. As annuitants retire, the deferred annuities may be converted to payout annuities to create payment streams that match certain post-retirement liabilities. The cash surrender value on the BOLI and annuities increased by $501,000, $502,000 and $484,000 in 2011, 2010 and 2009, respectively, from earnings recorded as non-interest income and from premium payments, net of cash payments received. The contracts are owned by the Bank in various insurance companies. The crediting rate on the policies varies annually based on the insurance companies' investment portfolio returns in their general fund and market conditions. Changes in cash value of BOLI and annuities in 2011 and 2010 are shown below (in thousands):

	Life Insurance	Deferred Annuities	Payout Annuities	Total
Balance as of December 31, 2009	$12,691	$275	$100	$13,066

Earnings	475	11	3	489
Premiums on existing policies	56	14	—	70
Annuity payments received	—	—	(57)	(57)

Balance as of December 31, 2010	13,222	300	46	13,568

Earnings	440	13	1	454
Premiums on existing policies	56	14	—	70
Annuity payments received	—	—	(23)	(23)

Balance as of December 31, 2011	$13,718	$327	$24	$14,069